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                          BERGER LARGE CAP GROWTH FUND
                           BERGER MID CAP GROWTH FUND
                           BERGER NEW GENERATION FUND
                               BERGER SELECT FUND

                       SUPPLEMENT DATED DECEMBER 18, 2001
                      TO PROSPECTUS DATED JANUARY 29, 2001


Berger LLC, investment manager for Berger Funds, announced plans for a realignment of its growth funds subject to final approval by the Funds' trustees and shareholders. Plans call for the reorganization of Berger New Generation Fund into Berger Mid Cap Growth Fund and Berger Select Fund into Berger Growth Fund.

As a result of the realignment, effective December 28, 2001, Berger LLC Executive Vice President and Chief Investment Officer Jay W. Tracey III and Berger LLC Vice President and Portfolio Manager Paul A. LaRocco will be appointed portfolio managers of Berger Mid Cap Growth Fund and interim portfolio managers of Berger New Generation Fund, succeeding current manager to the Funds, Mark S. Sunderhuse. Also effective December 28, 2001, Berger LLC Vice President and Portfolio Manager Steven L. Fossel will be appointed the sole portfolio manager of Berger Large Cap Growth Fund. Currently, Messrs. Fossel and Tracey team manage the Fund. Messrs. Tracey, LaRocco and Fossel will continue to manage Berger Select Fund until the completion of the Fund's reorganization.

The section "Organization of the Berger Funds Family" of the Prospectus is amended accordingly.